UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

January 17, 2025

IRONWOOD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34620	04-3404176
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

100 Summer Street, Suite 2300
Boston, Massachusetts	02110
(Address of principal	(Zip code)
executive offices)

(617) 621-7722

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	IRWD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

Following an analysis of Ironwood Pharmaceuticals, Inc.’s (the “Company”) strategy and core business needs, and in an effort to streamline focus and support the continued development of the Company’s pipeline, on January 17, 2025, the Board of Directors of the Company approved a reduction in the Company’s workforce of approximately 50%, primarily consisting of field-based sales employees. Affected employees were notified on January 29, 2025. This reduction in workforce is expected to be substantially completed by the end of the first half of 2025, following which the Company expects to have approximately 120 full-time employees.

The Company estimates that, in connection with this reduction in its workforce, it will incur aggregate charges of approximately $20.0 million to approximately $25.0 million, primarily comprised of one-time employee severance and benefit costs. The charges related to the reduction in workforce are expected to be substantially incurred in the first half of 2025. Of these charges, substantially all are expected to result in cash expenditures. The Company may incur additional costs not currently contemplated due to events associated with or resulting from the workforce reduction. The estimated charges that the Company expects to incur are subject to a number of assumptions, and actual results may differ materially from these estimates.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Also on January 29, 2025, the Company announced the promotion of Gregory Martini, 36, to Senior Vice President, Chief Financial Officer. Mr. Martini’s promotion was effective as of January 27, 2025. Mr. Martini will assume the responsibilities of the Company’s principal financial officer from Thomas McCourt, who will remain the Company’s principal executive officer.

Mr. Martini has been the Company’s Vice President, Strategic Finance & Investor Relations since March 2022. Mr. Martini joined the Company in 2017 and previously served as Senior Director, Financial Planning & Analysis from 2020 to 2022 and as Director, Financial Planning & Analysis from 2019 to 2020. Prior thereto, he served in various financial planning & analysis roles of increasing responsibility enterprise-wide, supporting the commercial, research and development, and general and administrative functions. Before joining the Company, Mr. Martini served in various financial and corporate development roles at Thermo Fisher Scientific, Ernst & Young and Raytheon. Mr. Martini holds a B.S. in finance from Bentley University.

 As the Company’s Senior Vice President, Chief Financial Officer, Mr. Martini will receive a base salary of $485,000 a year and will have an individual bonus target of 45% of his base salary, subject to achievement of individual and corporate goals. In addition, on January 27, 2025, Mr. Martini received a grant of 111,111 restricted stock units (“RSUs”) representing the right to receive shares of the Company’s Class A common stock upon vesting of such awards granted under the Company’s 2019 Amended and Restated Equity Incentive Plan. The RSUs will vest over four years as to 25% of the RSUs on each approximate anniversary of the date of grant.

In addition, the Company will enter into an indemnification agreement and an executive severance agreement with Mr. Martini, the terms of each are consistent with the forms of indemnification agreement and executive severance agreement described in the Company’s proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on April 25, 2024 in connection with the Company’s 2024 annual meeting of stockholders, such descriptions being incorporated herein by reference and qualified in their entirety by (i) with respect to the indemnification agreement, the full text of the form of indemnification agreement, which was filed as Exhibit 10.12 to the Company’s Registration Statement on Form S-1 (as amended) filed with the SEC on December 23, 2009, and (ii) with respect to the executive severance agreement, the full text of the form of executive severance agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 1, 2021.

There is no arrangement or understanding between Mr. Martini and any other person pursuant to which Mr. Martini was appointed as the Company’s Senior Vice President, Chief Financial Officer. There is no family relationship between Mr. Martini and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company. Mr. Martini is not, and has not been since January 1, 2024, a participant in any transaction involving the Company, and is not a participant in any proposed transaction with the Company, required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

This Current Report on Form 8-K contains forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, including statements about the Company’s expectations regarding the timing and financial impact to be incurred in connection with the workforce reduction, as well as the timing of completion of all impacts of the workforce reduction. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement. Applicable risks and uncertainties include those related to the difficulty of predicting the financial impact or timing of the reduction, including the risk that the actual financial could vary materially from the outcomes anticipated; and the risks listed under the heading “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and in subsequent SEC filings. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ironwood Pharmaceuticals, Inc.

Dated: January 29, 2025	By:	/s/ Thomas McCourt
Name: Thomas McCourt
Title: Chief Executive Officer